TRAINER WORTHAM FUNDS

         Froley, Revy Investment Grade Convertible Securities Fund

                     Supplement dated July 15, 2002
                                  to
                    Prospectus dated November 1, 2001
             (As previously supplemented on November 1, 2001)
                                 and
       Statement of Additional Information dated November 1, 2001
              (As previously supplemented on May 20, 2002)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

     On May 16, 2002, First Republic Bank ("First Republic") acquired a controlling interest in the Fund's advisor, Froley, Revy Investment Company, Inc. ("Froley Revy"). First Republic is a commercial bank headquartered at 111 Pine Street, San Francisco, California, 94111.

Federal law requires advisory agreements to automatically terminate when an advisor undergoes a significant change of ownership. Froley Revy continues to serve as investment advisor to the Fund pursuant to an interim Investment Advisory Contract, dated May 16, 2002, with Trainer Wortham Funds. Such agreement is in effect until October 13, 2002 or upon approval of a new Investment Advisory Agreement by the shareholders of the Fund. A meeting of the Trust's shareholders is scheduled to be held on or before October 13, 2002 to approve a new Investment Advisory Agreement.

     Additionally, effective July 31, 2002, the Fund has adopted a policy to provide 60 days notice to the Fund's shareholders of any change in the investment policy of the Fund to invest at least 80% of its assets in Investment Grade Convertible Securities.



                       PLEASE RETAIN THIS SUPPLEMENT
                          FOR FUTURE REFERENCE.